The Prudential Series Fund

Supplement dated July 30, 2010 to
Statement of Additional Information dated May 1, 2010

The section of Part I of the Statement of Additional Information (SAI) entitled “Fee Waivers/Subsidies” is hereby deleted, and the following new discussion is substituted:

Fee Waivers/Subsidies

PI has voluntarily agreed to limit total expenses (expressed as a percentage of average daily net assets) and/or waive fees for certain Portfolios of the Fund, as set forth in the table below. These expense limitations do not include the Rule 12b-1 fee and the administration fee applicable to Class II shares. The expense limitations may be discontinued or otherwise modified at any time.

Portfolio Fee Waiver and/or Expense Limitations:

Stock Index Portfolio: As of July 1, 2010: voluntarily limit Portfolio expenses to 0.75%; As of August 1, 2010: voluntarily waive 0.05% of the management fee at each breakpoint.

PSFSAISUP3